UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2015

MEEMEE MEDIA INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52961	20-3356659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6630 West Sunset Blvd. Los Angeles, CA, 90027
(Address of Principal Executive Offices)

(310) 460-9215
(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01	Entry Into a Material Definitive Agreement

ITEM 3.02	Unregistered Sales of Equity Securities

ITEM 7.01	Regulation FD Disclosure

ITEM 8.01	Other Events

ITEM 9.01	Financial Statements and Exhibits

SIGNATURES

EXHIBITS

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events.  These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements.  These forward-looking statements are identified by, among other things, the words "anticipates", "believes", "estimates", "expects", "plans", "projects", "targets" and similar expressions.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.  Except to the extent required by applicable securities laws, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Important factors that may cause actual results to differ from those projected include the risk factors specified below.

ITEM 1.01                          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 21, 2015, MeeMee Media Inc. (the "Company" or "MeeMee") entered into an Agreement and Plan of Merger (the "Merger Agreement"), with All Screens Media, LLC, a Nevada limited liability company ("ASM") and the holders of 100% of the membership interests of ASM (the "ASM Members").   The ASM Members are the owners and members of ASM, and collectively own 100% of the existing membership interests of ASM.  Subject to the terms and conditions of the Merger Agreement, MeeMee shall establish a wholly-owned subsidiary (the "Merger Sub") prior to closing which shall be merged with and into ASM (the "Merger") and ASM shall be the surviving company in the Merger and shall continue its limited liability company existence under the laws of the State of Nevada and shall succeed to and assume all of the rights and obligations of ASM and Merger Sub in accordance with the NRS and shall become, as a result of the Merger, a direct wholly-owned subsidiary of MeeMee.

Upon the closing of the Merger Agreement, MeeMee shall issue 10,000,000 restricted shares of common stock to the ASM Members, and up to an additional 5,000,000 restricted shares of common stock to the ASM Members subject the achievement of certain 12 and 24 month EBITDA thresholds to be mutually agreed upon prior to the closing.

The Merger Agreement also provides that upon closing the MeeMee Board of Directors shall consist of five (5) directors:  Peter Heumiller, Martin Doane (chairperson), Robert Kopple, Paul Amsellem, and one independent board member to be mutually selected by ASM and MeeMee, which selection shall occur at or prior to closing.

The Merger Agreement is subject to several closing conditions, including, without limitation: (i) MeeMee's completion of the funding in the total amount of $900,000 as provided in the Promissory Note; (ii) MeeMee's issuance of an aggregate of 3,000,000 Stock Options to the ASM Members  at the per share price of $0.12 ; and (iii) ASM completing an audit and delivering to MeeMee financial statements prepared in compliance with GAAP, consistently applied, and in accordance with all applicable SEC rules and regulations, including Regulation S-X promulgated under the Securities Act of 1933, as amended (the "Securities Act").

The parties' objective is to close the Merger on a date to be specified by the parties which shall be no later than the second business day after satisfaction or waiver of the closing conditions set forth in the Merger Agreement.  The Merger Agreement provides for certain termination rights including that either party may terminate the Merger Agreement if the closing has not occurred on or before November 19, 2015, and ASM may terminate the Merger Agreement if MeeMee has not provided the funds as scheduled under the terms of the Promissory Note.

In connection with the Merger Agreement, MeeMee also entered into Employment Agreements with Denis Barry, Peter Heumiller and Howard Sichel (the "Employment Agreements").  The Employment Agreements shall become effective only upon the closing of the Merger.  The Employment Agreements provide that Mr. Heumiller shall become the Chief Executive Officer of MeeMee and Mr. Barry and Mr. Sichel shall become Executive Vice Presidents of MeeMee.

In connection with the Merger Agreement, MeeMee and ASM entered into a Secured Promissory Note dated May 19, 2015 (the "Promissory Note").  The Promissory Note provides that MeeMee will fund ASM a total of up to $900,000 in increments of no less than $225,000 on or earlier than each of June 15, 2015, July 15, 2015 and August 15, 2015, and September 15, 2015.  The Promissory Note is secured by all of the assets of ASM pursuant to the terms of the Security Agreement dated May 19, 2015 (the "Security Agreement").

The foregoing is only a brief description of the material terms of the Merger Agreement, Promissory Note, Security Agreement and Employment Agreements, and does not purport to be a complete description of the rights and obligations of the parties under those agreements, and such descriptions are qualified in their entirety by reference to agreements which are filed as exhibits to this Current Report.

The completion of the Merger and  financing described the Secured Promissory Note are subject to numerous other conditions, many of which are outside of the control of the Company, and the Company cannot provide any assurances that the Merger or financing will be completed.

ITEM 3.02                          UNREGISTERED SALES OF EQUITY SECURITIES.

In connection with the Merger with ASM as described in Item 1.01 of this Current Report, upon the closing of the Merger, the Company's Board of Directors approved the issuance of an aggregate of 3,000,000 Stock Options pursuant to the Company's 2015 Stock Option Plan to the ASM Members at $0.12 per share price which was the closing price of MeeMee's common stock as of May 19, 2015.

The information included in Item 1.01 provides a summary of the material terms of the Merger Agreement and is incorporated herein by reference into this Item 3.02. The issuance of the stock options and shares of the Company's common stock to the ASM Members will be made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").  The Company's reliance upon Section 4(2) of the Securities Act in agreeing to issue the securities was based upon the following factors: (a) the issuance of the securities will be an isolated private transaction by us which will not involve a public offering; (b) there were no subsequent or contemporaneous public offerings of the securities by the Company; (c) the negotiations for the issuance of the securities took place directly between the individuals and the Company; and (d) the recipients of the securities are accredited investors.

ITEM 7.01                          REGULATION FD DISCLOSURE.

On May 21, 2015, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01. The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act.

ITEM 8.01                          OTHER EVENTS.

On May 20, 2015, the Company's Board of Directors approved the MeeMee Media Inc. 2015 Stock Option Plan (the "Plan").  The Plan shall be divided into two separate equity programs: (i)  the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted stock options to purchase shares of Common Stock, and (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered to the Corporation (or any parent or subsidiary).  The Plan in aggregate, including both the Option Grant Program and Stock Issuance Program will have a maximum number of shares issued not to exceed 6,000,000 shares (subject to adjustment as provided in the Plan).  The foregoing is only a brief description of the material terms of the Plan, and does not purport to be a complete description of the terms of the Plan, and such description is qualified in its entirety by reference to Plan which is filed as Exhibit 10.7 to this Current Report.

ITEM 9.01                          FINANCIAL STATEMENTS AND EXHIBITS.

(d)            Exhibits

Exhibit No.	Description

10.6	Agreement and Plan of Merger by and among MeeMee Media Inc, All Screens Media LLC. and the Holders of the Membership Interests of All Screens Media LLC dated May 19, 2015.

10.7	MeeMee Media Inc. 2015 Stock Option / Stock Issuance Plan

10.8	Employment Agreement dated May 19, 2015 with Denis Barry (filed as Exhibit A to the Agreement and Plan of Merger filed as Exhibit 10.6)

10.9	Employment Agreement dated May 19, 2015 with Peter Heumiller (filed as Exhibit A to the Agreement and Plan of Merger filed as Exhibit 10.6)

10.10	Employment Agreement dated May 19, 2015 with Howard Sichel (filed as Exhibit A to the Agreement and Plan of Merger filed as Exhibit 10.6)

10.11	Promissory Note dated May 19, 2015 with All Screens Media LLC (filed as Exhibit C to the Agreement and Plan of Merger filed as Exhibit 10.6)

10.12	Security Agreement dated May 19, 2015 with All Screens Media LLC (filed as Exhibit D to the Agreement and Plan of Merger filed as Exhibit 10.6)

99.1	Press release issued May 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEEMEE MEDIA INC.

May 22, 2015

/s/ MARTIN DOANE
Martin Doane
President and Chief Financial Officer